Filed under Rule 497(e) and 497(k)

Registration No.: 002-83631

VALIC Company I

Inflation Protected Fund

(the "Fund")

Supplement dated May 1, 2020, to the Summary Prospectus and Prospectus,

each dated October 1, 2019, as supplemented and amended to date

At an in-person meeting held on April 27-28, 2020 (the "Meeting"), the Board of Directors (the "Board") of VALIC Company I ("VC I") approved the termination of PineBridge Investments LLC as the subadviser to the Fund and approved the appointment of Wellington Management Company LLP ("Wellington Management") as the subadviser to the Fund. The Board also approved certain changes to the Fund's investment objective, principal investment strategies and techniques, including its 80% investment policy. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission ("SEC") reflecting the changes to the Fund's subadviser, investment objective, principal investment strategies and techniques, and corresponding changes to the Fund's risks. This filing will be subject to review by the SEC and is expected to become effective on or about September 28, 2020 (the "Effective Date").

The Fund currently seeks maximum real return, consistent with appreciation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody's Investors Service, Inc. or BBB– or higher by Standard & Poor's Ratings Services. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers.

As of the Effective Date, the Fund will seek maximum real return. The Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations and in derivative instruments that have economic characteristics similar to such securities. The Fund will continue to invest primarily in investment grade securities rated Baa3 or higher by Moody's Investors Service, Inc. or BBB– or higher by S&P Global Ratings. However, the Fund may invest up to 50% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers. In addition, the Fund will invest in debt securities that are not inflation indexed, including mortgage- and asset-backed securities and collateralized loan obligations. The Fund generally intends to utilize derivatives to manage foreign currency risk. The Fund may also invest in derivative instruments, such as forwards, futures contracts or swap agreements as a substitute for directly investing in the above instruments or for risk management purposes.

At the Meeting, the Board approved a new Subadvisory Agreement (the "New Subadvisory Agreement") between The Variable Annuity Life Insurance Company ("VALIC"), the Fund's investment adviser, and Wellington Management with respect to the Fund, which will become effective on the Effective Date. The Board also approved an Advisory Fee Waiver Agreement between VALIC and VC I, on behalf of the Fund, which will become effective on the Effective Date. Under the Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive its advisory fee through September 30, 2021, so that the fee payable by the Fund to VALIC equals 0.47% of average monthly net assets on the first $250 million, 0.42% of average monthly net assets on the next $250 million and 0.37% on assets over $500 million.

The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about Wellington Management, the New Subadvisory Agreement and the Advisory Fee Waiver Agreement.

Once the changes to the Fund's principal investment strategies and techniques become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund's investment objective, principal investment strategies, techniques and risks. Please read the prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the

Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.